UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 10, 2004

ML MACADAMIA ORCHARDS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9145	99-0248088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26-238 Hawaii Belt Road HILO, HAWAII		96720
(Address of Principal Executive Offices)		(Zip Code)

808-969-8057
Registrant’s telephone number, including area code

Item 7.         Exhibits

Exhibit 99.1  Press release “ML Macadamia Orchards, L. P. Reports 2nd Quarter 2004 Earnings”

Item 12.            Results of Operations and Financial Conditions

On August 10, 2004, ML Macadamia Orchards, L. P. issued the press release attached to this report as Exhibit 99.1 announcing its results for the second quarter.  This Form 8-K and the attached exhibit are furnished to, but not filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits

99.1  Press Release “ML Macadamia Orchards, L. P. Reports 2nd Quarter 2004 Earnings”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML MACADAMIA ORCHARDS, L.P.
(Registrant)

	By	ML Resources, Inc.
Managing General Partner

	By	/s/ Dennis J. Simonis
Dennis J. Simonis
President and
Chief Operating Officer
(and Duly Authorized Officer)

Dated August 10, 2004